Property and Equipment, Net (FY)	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
5. Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):
	December 31,
	2021	2020
Laboratory equipment	$1,339	$1,674
Office equipment, computers and software	211	209
Furniture and fixtures	170	170
	$1,720	2,053
Less: Accumulated depreciation and amortization	(1,333)	(1,179)
	$387	$874
Assets held-for-sale	$—	$250
Depreciation and amortization expense was $0.6 million and $0.8 million for the years ended December 31, 2021 and 2020, respectively. As of December 31, 2021 the Company had $0.3 million of gross assets under finance leases, which primarily consisted of laboratory equipment, and related accumulated amortization of $0.3 million. At December 31, 2020, the Company had $0.8 million of gross assets under finance leases and related accumulated amortization of $0.6 million.